                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

The GCG Trust
1001 Jefferson Street, Wilmington, DE  19801
                                                Tel:  (800) 366-0066
                                                Fax:  (302) 576-3430





April 6, 1998


Dear Shareholders of the Capital Appreciation Series of The GCG Trust:

I am writing to share with you some very exciting changes concerning Chancellor LGT Asset Management, Inc., ("Chancellor") the investment adviser of your Capital Appreciation fund within your GoldenSelect Variable Annuity Contract or Life Insurance Policy. Enclosed are proxy materials for your approval of a new Portfolio Management Agreement. The new agreement is needed because Chancellor will soon be acquired by AMVESCAP PLC. AMVESCAP PLC was created in 1996 when INVESCO Group Services, Inc., a subsidiary of INVESCO PLC merged with A I M Management Group, Inc., the investment advisor and administrator to the AIM Family of Funds/R/. This new Portfolio Management Agreement would be the same as the current Portfolio Management Agreement and would become effective at the time of the acquisition.

Management of the Trust recommends that you cast your vote "FOR" the approval of the new Portfolio Management Agreement. I urge you to review the enclosed proxy statement to cast your vote, and return promptly the enclosed proxy in the postage prepaid envelope provided. If you sign, date and return the proxy but give no voting instructions, your shares will be voted at the Meeting in favor of the proposal.

Thank you for your attention to this matter. Should you have any questions, feel free to contact your Golden American Life Insurance Company customer service representative at (800) 366-0066.

                               Sincerely,


                               /s/Terry L. Kendall
                               Terry L. Kendall
                               President

                        THE GCG TRUST
              1001 JEFFERSON STREET, SUITE 400
                    WILMINGTON, DE 19801
                        800-366-0066

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                 CAPITAL APPRECIATION SERIES

                         April 28, 1998

To the Shareholders of the Capital Appreciation Series of The
GCG Trust:

   Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Capital
Appreciation Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on April 28, 1998, at 10:00 a.m., local time, for the following purpose:

       To approve a new Portfolio Management Agreement (the "New Portfolio Management Agreement") among the Trust, Directed Services, Inc. and Chancellor LGT Asset Management, Inc., ("Chancellor"), which
       New  Portfolio Management   Agreement  would   be
       substantively identical to the Portfolio Management Agreement presently in effect, to be effective upon the acquisition by AMVESCAP PLC of the LGT Asset Management Division of Liechtenstein Global Trust, AG which includes Chancellor, the current Portfolio Manager to the Series;

and to transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                    By Order of the Board of Trustees

                    /s/Myles R. Tashman
                    _________________________________
                     Myles R. Tashman, Secretary

April 6, 1998.

------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST  YOUR  VOTE
FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR   VOTE  IS  IMPORTANT!   PLEASE  INDICATE  YOUR  VOTING
INSTRUCTIONS  ON THE ENCLOSED PROXY, DATE AND SIGN  IT,  AND
RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF  YOU  SIGN, DATE AND RETURN THE PROXY BUT GIVE NO  VOTING
INSTRUCTIONS,  YOUR SHARES WILL BE VOTED  IN  FAVOR  OF  THE
PROPOSAL NOTICED ABOVE.
------------------------------------------------------------

                        THE GCG TRUST
              1001 JEFFERSON STREET, SUITE 400
                    WILMINGTON, DE 19801
                        800-366-0066

-------------------------------------------------------------------
                       PROXY STATEMENT
-------------------------------------------------------------------

           SPECIAL MEETING OF SHAREHOLDERS OF THE
                 CAPITAL APPRECIATION SERIES

                        APRIL 28, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The GCG Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson
Street, Suite 400, Wilmington, Delaware, 19801, on April 28, 1998, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 6, 1998.

      The Board has fixed the close of business on March 31, 1998, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Capital Appreciation Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

      The Board of Trustees of the Trust is soliciting shareholder votes on a proposal affecting only one portfolio, the Capital Appreciation Series
(the "Series"). Shareholders of the Series only are being requested to vote on this proposal to approve a new Portfolio Management Agreement
(the "New Portfolio Management Agreement") among the Trust, Directed Services, Inc. ("DSI") and Chancellor LGT Asset Management, Inc.
("Chancellor"), which New Portfolio Management Agreement would be substantively identical to the current portfolio management agreement presently in effect (the "current Portfolio Management Agreement"), to be effective upon the acquisition by AMVESCAP PLC ("AMVESCAP") of the Asset Management Division of Liechtenstein Global Trust, AG ("LGT") which includes Chancellor, the current Portfolio Manager to the Series
(the "Transaction").

     The Series is one of sixteen (16) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of an affiliated insurance company, Golden American Life Insurance Company ("Golden American"), to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by Golden American. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that Golden American, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. Golden American is required to vote Shares of the Series held by its registered separate accounts in accordance with instructions received from Variable
Contract Owners. Golden American is also required to vote Shares of the Series held in each registered separate account for which it has not received Instrucions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by Golden American in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable
Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Chancellor or DSI, the manager of the Trust.

     VOTING. Shares which represent interests in the Series are being asked to vote on a matter, which pertains only to that Series, identified as the Proposal, and as appropriate, any other business which may properly come before the Meeting. The voting requirement for approval of this and any other proposal requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of: (i) 67% or more of the shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.

     If the New Portfolio Management Agreement is approved by a majority vote of the outstanding shares of the Series, it will take effect concurrently with the completion of the Transaction. If the Transaction is not completed, Chancellor will continue to serve as Portfolio Manager to the Series under the terms of the current Portfolio Management Agreement. If the Shareholders of the Series should fail to approve the New Portfolio Management Agreement, the Board of Trustees will determine the appropriate action to take.

      In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposal prior to any adjournment if sufficient votes have been received for approval of that proposal.

     The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

     The Trust knows of no items of business other than the Proposal mentioned in the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND INFORMATION

     Pursuant to a Purchase Agreement, dated as of January 31, 1998 (the "Purchase Agreement"), LGT has agreed to sell all of the equity securities of LGT Holding Luxembourg SA (UK Holdings) PLC and LGT Bank in Liechtenstein Ltd. and equity interests in LGT Verwaltungs GmbH to AMVESCAP (the "Transaction"). Chancellor is an indirect subsidiary of LGT Holding Luxembourg (UK Holdings).

     Section 15(f) of the 1940 Act permits the sale of controlling interests in an investment adviser to an investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as certain conditions are satisfied. Specifically, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after any such transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and any other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of the Trust is aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Trust.

     Accordingly, Shareholders of the Series are being asked to approve the New Portfolio Management Agreement to take effect following the closing under the Purchase Agreement and the completion of the related transactions described previously. The closing under the Purchase agreement is scheduled to occur on or about May 28, 1998. The New Portfolio Management Agreement will not be executed and the current Portfolio Management Agreement will remain in effect, unless and until the closing occurs under the Purchase Agreement.

     Chancellor has advised DSI and DSI has advised the Board of Trustees that no material changes in the investment philosophy, policies or strategies are contemplated and that the consummation of the Transaction will not materially affect the level or quality of advisory services provided to the Series. After the consummation of the Transaction, Chancellor will continue to operate its office in New York, New York. Chancellor has advised DSI, and DSI has advised the Board of Trustees, that the same persons who are presently responsible for the investment strategies of the Series are expected to continue to direct the investment strategies of the Series following the consummation of the Transaction.

INFORMATION ABOUT AMVESCAP PLC

     AMVESCAP is one of the world's largest independent investment companies. Prior to the merger in 1996 of INVESCO Group Services, Inc., a subsidiary of INVESCO PLC with A I M Management Group, Inc., the investment manager or the AIM Family of Fundsr, the company was know as INVESCO PLC. AMVESCAP meets all the criteria for the new owner as outlined by LGT Asset Management's current board of directors. AMVESCAP is focused solely on institutional and retail investment management, has demonstrated understanding and commitment to managing client portfolios, and features a strong record of success in both investment performance and growth in assets. Under the leadership of Charles Brady, the company embodies four basic principles: no micro management; autonomous units; local culture; and employee partnership. These principles are responsible for AMVESCAP's well deserved reputation as a firm which creates an entreprenurial culture that puts employees and clients first. This is best exemplified by its substantial employee ownership, a key contributor to AMVESCAP's long-term stability and success. AMVESCAP has a strong track record of aquiring companies and allowing the investment capabilities of the companies to operate in parallel.

     As of December 31, 1997, AMVESCAP and its worldwide asset management affiliates managed or administered approximately $192 billion, of which approximately $105 billion consisted of investment company assets. The principal executive officers and directors of AMVESCAP are listed following. The business addresses of each such person employed by AMVESCAP or an affiliate are 1315 Peachtree Street, N.E., GA 30309; 11 Greenway Plaza, Houston, TX 77046; or
11 Devonshire Square, London, England  EC2 M4YR, unless otherwise noted.

NAME                          POSITION WITH AMVESCAP                 PRINCIPAL OCCUPATION
---------------------------   ------------------------------------   ------------------------------
Charles W. Brady              Chairman and Chief Executive Officer
Georgia

Charles T. Bauer              Vice Chairman                          Chairman, AIM Management Group Inc.
Texas

The Hon. Michael D. Benson    Director                               Chief Exective Offcier, INVESCO Global
England

Joseph Canion                 Director                               Chairman, Insource Technology Corp.
Insource Technology Corp.
5 Post Oak Park
Houston, TX 77027

Michael J. Cemo               Director                               President, AIM Distributors, Inc. and Senior
Texas                                                                Vice President, AIM Management Group Inc

Gary Crum                     Director                               Director of Investments, AIM Management Group Inc.
Texas

                                  3

NAME                          POSITION WITH AMVESCAP                 PRINCIPAL OCCUPATION
---------------------------   ------------------------------------   ------------------------------
A.D. Frazier                  Director                               Chief Executive Officer, INVESCO
Georgia                                                              Institutional Advisors Group

Robert Graham                 Director and Executive Vice President  Chief Exective Offcier and President,
Texas                                                                AIM Management Group Inc.

Robert de Guardiola           Director                               Managing Director, Putnam, Lovell
Putnam, Lovell & de Guardiola                                         & de Guardiola
19 Fulton Street
New York, NY 10038

Bevis Longstreth              Director                               Partner, Debevoise & Plimpton
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

Robert F. McCullogh           Director and Chief Financial Officer
Georgia

Wendell M. Starke             Director                               Chief Investment Officer, INVESCO
Georgia

Sir William R. Stuttaford     Director                               Retired
England

Stephen K. West               Director                               Partner, Sullivan & Cromwell
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Alexander M. White            Director                               Retired
Pitt Hall Road
Old Chatham, NY 12136

INFORMATION ABOUT CHANCELLOR

     Chancellor, with offices at 1166 Avenue of the Americas, New York, New York 10036, is a California corporation. Chancellor is a wholly owned subsidiary of Liechtenstein Global Trust, AG.

     Chancellor does not serve as investment adviser to any other investment companies with investment objectives and policies similar to those of the Series. Nevertheless, in addition to advising the Series, Chancellor has provided investment advisory services to the GT Family of Mutual Funds, CIM
High Yield Securities and to individual and institutional clients, including a variety of separately managed accounts and an investment fund in a commingled employee benefit trust which have similar investment objectives to those of the Series. As of December 31, 1997, Chancellor and its affiliates had approximately $55 billion in assets under management.

     Upon completion of the Transaction, Chancellor will be a subsidiary of AMVESCAP.

     The principal executive officer and directors of Chancellor are listed following. The business address of each such person, unless otherwise indicated, is 1166 Avenue of the Americas, New York, New York 10036.

NAME                      POSITION WITH CHANCELLOR     PRINCIPAL OCCUPATION
----                      ------------------------     --------------------
HSH Prince Phillipp       Director                     Chairman of the Board and
von und zu Liechtenstein                               Chief Executive of Liechtenstein
Herrengasse 12, FL-9490                                Global Trust, AG
Vaduz, Liechtenstein

NAME                      POSITION WITH CHANCELLOR     PRINCIPAL OCCUPATION
----                      ------------------------     --------------------

John Greenwood            Director                     Chief Economist, Chancellor
50 California Street
San Francisco, CA 94111

Nina Lesavoy              Director                     Head of North American Institutional
                                                       Distribution, Chancellor
Paul Loach                Director                     Chairman of the Board, Chancellor
Donald H. Young           Director                     Head of Products Group, Chancellor

     Chancellor and its predecessors have served as Portfolio Manager to the Series since September 30, 1992. Chancellor presently manages the assets of the Series pursuant to the current Portfolio Management Agreement dated October 24, 1997, among the Trust, DSI, and Chancellor. Prior to October 24, 1997, Chancellor managed the assets of the Series pursuant to a previous Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and Chancellor. The current Portfolio Management Agreement was last approved by the Board of Trustees on August 19, 1997. The current Portfolio Management Agreement is substantively identical to the previous Portfolio Management Agreement, together with its Addenda, and was approved by Shareholders of the Series at a meeting held on October 9, 1997, and was submitted to Shareholders for the sol purpose of requesting approval of a change in control of DSI.

                                  PROPOSAL
                APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
                       AMONG THE TRUST, DSI AND CHANCELLOR

     Consummation of the Transaction will result in a change of control of Chancellor and may operate to terminate automatically the current Portfolio Management Agreement. In order for the management of the Series to continue uninterrupted after the Transaction, Shareholder approval of theNew Portfolio Management Agreement is being sought. The current Portfolio Management Agreement requires Chancellor to provide, subject to supervision of the Trust's Board of Trustees and DSI, a continuous investment program for the Series' portfolio and to determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The current Portfolio Management Agreement requires Chancellor to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, all in accordance with the Series' investment objectives and policies. Under the New Portfolio Management Agreement, all services and responsibilities of the Portfolio Manager would continue.

     Pursuant to the current Portfolio Management Agreement, Chancellor is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. Under the New Portfolio Management Agreement, the same responsibilities will be imposed on the Portfolio Manager.

     The current Portfolio Management Agreement provides that it will terminate automatically in the event of its "assignment," as that term is described in the 1940 Act. In addition, the agreement may be terminated by DSI or by Chancellor upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding shares of the Series, upon 60 days' written notice to DSI or the Portfolio Manager.

     For the services provided by Chancellor pursuant to the current Portfolio Management Agreement, DSI, and not the Trust, pays a monthly fee at an annual rate of 0.50%, which is expressed as a percentage of the value of the average daily net assets of the Series. Under the New Portfolio Management Agreement, the schedule of compensation payable to the Portfolio Manager will not change.

     For the year ended December 31, 1997, fees paid by DSI to Chancellor for its services to the Series under the current Portfolio Management Agreement, were $845,622.

     The New Portfolio Management Agreement will be among the Trust, DSI and Chancellor. At the February 14, 1998 meeting of the Board of Trustees, the New Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not interested parties to the New Portfolio Management Agreement or interested persons of DSI or Chancellor. The New Portfolio Management Agreement with Chancellor is included as Exhibit A.

     The New Portfolio Management Agreement for the Series as approved by the Board of Trustees is submitted for approval by the Shareholders of the Series. If approved by the vote of a majority of the outstanding shares of the Series, the New Portfolio Management Agreement will take effect upon the closing of the Transaction and will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     The terms of the New Portfolio Management Agreement are identical in all material respects, including the rate of fees payable to Chancellor, to the terms of the current Portfolio Management Agreement.

THE TRUSTEES' EVALUATION AND RECOMMENDATION

     The Board of Trustees, including the Trustees who are not interested persons of DSI or Chancellor, has determined that, by approving the New Portfolio Management Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by Chancellor will continue after the Transaction without interruption. The Board has determined that, as with the current Portfolio Management Agreement, the New Portfolio Management Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

     In evaluating the New Portfolio Management Agreement, the Board considered the terms of the New Portfolio Management Agreement and took into account that, except for the name and corporate structure of the Portfolio Manager and the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Trust's current Portfolio Management Agreement and the New Portfolio Management Agreement, including the terms relating to the services to be provided thereunder and the fees payable by DSI (not the Trust).

     In determining whether it was appropriate to approve the New Portfolio Management Agreement for the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Chancellor, considered various matters and materials provided by DSI and Chancellor. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Chancellor for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction upon the Series and Chancellor's organization, and upon the ability of Chancellor to provide advisory services to the Series; (4) the expectation that the investment management expertise of Chancellor will be enhanced by the affiliation with AMVESCAP and its team of investment prefessionals; and (5) the anticipated financial condition of Chancellor and AMVESCAP.

     In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and Chancellor.

ADDITIONAL INFORMATION

OUTSTANDING SHARES

     As of the Record Date, there were 11,412,797.727 Shares of the Series outstanding. As of the Record Date, no person was known to the Trust to be the beneficial owner of more than 5% of the Shares of the Series.

OFFICERS OF THE TRUST

     The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

     Terry L. Kendall, age 51, serves as a Trustee and President of the Trust. Additionally, Mr. Kendall is Director, President and Chief Executive Officer, Golden American since 1993; Director, First Golden American Insurance Company of New York ("First Golden") since 1996; formerly Managing Director, Bankers Trust Company (1993-1996); and President and Chief Executive Officer, United Pacific Life Insurance Company (1983-1993).

     Barnett Chernow, age 48, serves as Vice President of the Trust. Additionally, Mr. Chernow is Executive Vice President, Golden American, October 1993 to present; Executive Vice President, Directed Services, Inc., October 1993 to present; Executive Vice President, First Golden, October 1993 to present; Vice President, Equitable Life, 1996 to present; formerly, Senior Vice President and Chief Financial Officer, Reliance Insurance Company, August 1977 to July 1993.

     Myles R. Tashman, age 55 serves as Secretary of the Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996 and Director since January 1998; Assistant Secretary, Equitable Life since 1996, Executive Vice President, Secretary, General Counsel and Director since 1996; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).

     Mary Bea Wilkinson, age 41, serves as Treasurer of the Trust. Additionally, she is President of First Golden American Life Insurance Company of New York. Formerly, she was Senior Vice President, Golden American, November 1993 to December 1996; President, DSI, January 1995 to December 1996; Assistant Vice President, CIGNA Insurance Companies, August 1993 to October1993; various positions with United Pacific Life Insurance Company, January 1987 to July 1993, and was Vice President and Controller upon leaving.

DISTRIBUTOR
     Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington, DE 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD) and acts as Distributor without remuneration from the Trust.

ADJOURNMENT
     In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the proposal receives sufficient favorable votes by the time of the Meeting, the proposal will be acted upon and such action will be final.

ANNUAL REPORT

     The Trust's 1997 Annual Report to Shareholders was mailed on or about February 27, 1998. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF THE ANNUAL REPORT, EACH CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

     The costs associated with the Meeting will be paid by Chancellor or DSI. Neither the Trust nor its Shareholders will bear any costs associated with this meeting.

OTHER BUSINESS

     The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

     Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

     Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.



                                   By Order of the Board of Trustees

                                   /s/Myles R. Tashman
                                   ____________________________
                                   Myles R. Tashman, Secretary

April 6, 1998
Wilmington, Delaware

                      VOTING INSTRUCTION/PROXY         [Contract Number]
                           THE GCG TRUST

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GCG TRUST (THE "TRUST"). The Board of Trustees of the Trust recommends that you vote FOR the following proposal. Chancellor LGT Asset Management, Inc. ("Chancellor") or Directed Services, Inc. ("DSI") will pay for the costs of the Meeting of Shareholders of the Trust (the "Meeting"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.

[Name of Contract Owner]
[Name of Joint Owner]                   PLEASE VOTE BY MARKING ONE BOX NEXT TO
[Address 1]                             THE PROPOSAL. SIGN BELOW EXACTLY
[Address 2]                             LISTED HERE AND DATE THIS VOTING
[Address 3]                             INSTRUCTION, THEN RETURN IT PROMPTLY IN
[City], [State] [Zip Code]              THE ENCLOSED ENVELOPE

     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as a "Contract") issued by participating insurance companies and funded by separate accounts of participating insurance companies instructs that the shares of the Series of Trust attributable to his or her Contract be voted at the Meeting to be held on April 28, 1998, at 10:00 a.m., local time, at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, and at any adjournment thereof, as directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in participating insurance companies' discretion, upon other matters as may properly come before the Meeting or any adjournment thereof.

     UNITS                   PROPOSAL                    FOR   AGAINST   ABSTAIN
               To approve a new Managment Agreement
               among the Trust on behalf of the
               Capital Appreciation Series, DSI and
               Chancellor to be  effective  upon the     /  /    /  /      /  /
               acquisition by  AMVESCAP PLC of LGT
               Investment Division of the Liechtenstein
               Global Trust, AG, including Chancellor.


      This  voting  instruction will be voted as  specified.   If  this voting
instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned properly executed, such votes will be cast by the participating insurance companies on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the Capital Appreciation Series.


IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.


Date:__________, 1998  __________________________   __________________________
                             Contract Owner             Joint Owner (If Any)